Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2022

	Shares	Value
COMMON STOCKS† - 1.9%
Financial - 1.9%
Pershing Square Tontine Holdings Ltd. — Class A*,1	213,570	$ 4,230,822
KKR Acquisition Holdings I Corp. — Class A*,1	91,903	894,216
RXR Acquisition Corp. — Class A*,1	83,445	810,251
AfterNext HealthTech Acquisition Corp. — Class A*,1	57,700	556,516
Conyers Park III Acquisition Corp. — Class A*,1	53,700	526,260
Waverley Capital Acquisition Corp. 1 - Class A*,1	51,000	490,110
Acropolis Infrastructure Acquisition Corp. — Class A*,1	37,800	365,148
Blue Whale Acquisition Corp.*,1	31,200	302,328
TPG Pace Beneficial II Corp.*,1	20,402	198,716
Colicity, Inc. — Class A*,1	20,032	194,711
MSD Acquisition Corp. — Class A*,1	13,618	132,095
Total Financial		8,701,173
Communications - 0.0%
Vacasa, Inc. — Class A*	10,238	76,376
Figs, Inc. — Class A*,2	3,754	61,678
Total Communications		138,054
Consumer, Non-cyclical - 0.0%
Targus Group International Equity, Inc.*,†††,3	17,838	47,682
Industrial - 0.0%
BP Holdco LLC*,†††,3	15,619	11,012
Vector Phoenix Holdings, LP*,†††	15,619	4,295
Total Industrial		15,307
Total Common Stocks
(Cost $8,805,199)		8,902,216
PREFERRED STOCKS†† - 2.2%
Financial - 2.2%
Equitable Holdings, Inc.
4.30%	140,000	2,959,600
W R Berkley Corp.
4.13% due 03/30/61	96,000	2,171,520
First Republic Bank
4.50%	54,000	1,183,140
4.25%	46,000	977,040
Kuvare US Holdings, Inc.
7.00% due 02/17/51*,4,5	1,500,000	1,582,500
PartnerRe Ltd.
4.88%	46,000	1,092,040
Selective Insurance Group, Inc.
4.60%	20,000	444,400
Total Financial		10,410,240
Total Preferred Stocks
(Cost $11,550,000)		10,410,240
WARRANTS† - 0.0%
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,1	23,730	28,001
KKR Acquisition Holdings I Corp. - Class A
Expiring 12/31/27*,1	22,975	13,376

AfterNext HealthTech Acquisition Corp.
Expiring 07/09/23*	19,233	9,616
Waverley Capital Acquisition Corp. - Class A
Expiring 04/30/27*,1	17,000	8,993
RXR Acquisition Corp. - Class A
Expiring 03/08/26*,1	16,686	8,244
Conyers Park III Acquisition Corp.
Expiring 08/12/28*	17,900	8,234
Ginkgo Bioworks Holdings, Inc.
Expiring 12/31/27*	9,372	8,079
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,1	12,600	5,418
Blue Whale Acquisition Corp.
Expiring 07/30/26*,1	7,800	3,978
MSD Acquisition Corp.
Expiring 05/13/23*,1	2,723	2,059

Shares	Value
WARRANTS† - 0.0% (continued)
Colicity, Inc. - Class A
Expiring 12/31/27*,1	4,004	1,992
Total Warrants
(Cost $291,649)		97,990
CLOSED-END FUNDS† - 15.2%
BlackRock Taxable Municipal Bond Trust	1,415,617	33,267,000
Nuveen Taxable Municipal Income Fund	537,476	11,281,621
Nuveen California Quality Municipal Income Fund	482,736	6,618,311
Invesco Municipal Opportunity Trust	448,322	5,321,582
Invesco Trust for Investment Grade Municipals	380,678	4,629,044
Invesco Municipal Trust	307,754	3,634,575
BlackRock MuniVest Fund, Inc.	389,880	3,423,146
Invesco Advantage Municipal Income Trust II	286,105	3,155,738
Total Closed-End Funds
(Cost $74,733,092)		71,331,017

	Face Amount~
MUNICIPAL BONDS†† - 80.9%
California - 13.4%
Santa Ana Unified School District, California, General Obligation Bonds, Federal Taxable Build America Bonds[15]
7.10% due 08/01/40	7,785,000	11,464,498
6.80% due 08/01/30	2,245,000	2,937,769
Oakland Unified School District, County of Alameda, California, Taxable General Obligation Bonds, Election of 2006, Qualified School Construction Bonds, Series 2012B
6.88% due 08/01/33[6]	10,000,000	10,311,874

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2022

	Face Amount~	Value
MUNICIPAL BONDS†† - 80.9% (continued)
California - 13.4% (continued)
Long Beach Unified School District, California, Qualified School Construction Bonds, Federally Taxable, Election of 2008, General Obligation Bonds
5.91% due 08/01/25[6]	7,500,000	$8,116,009
East Side Union High School District General Obligation Unlimited
3.13% due 08/01/42[6]	7,500,000	7,540,592
California Public Finance Authority Revenue Bonds
3.27% due 10/15/43	4,800,000	4,793,359
Oakland Unified School District/Alameda County General Obligation Unlimited
3.12% due 08/01/40	2,450,000	2,418,608
Marin Community College District General Obligation Unlimited
4.03% due 08/01/38[6]	2,000,000	2,147,054
Moreno Valley Unified School District General Obligation Unlimited
3.82% due 08/01/44	2,000,000	2,025,292
Hillsborough City School District General Obligation Unlimited
due 09/01/38[7]	1,600,000	916,381
due 09/01/37[7]	1,120,000	673,078
due 09/01/40[7]	500,000	259,969
San Jose Evergreen Community College District General Obligation Unlimited
3.06% due 09/01/45[6]	1,500,000	1,479,518
Manteca Redevelopment Agency Successor Agency Tax Allocation
3.21% due 10/01/42	1,400,000	1,303,120
Monrovia Unified School District, Los Angeles County, California, Election of 2006 General Obligation Bonds, Build America Bonds, Federally Taxable[15]
7.25% due 08/01/28	1,025,000	1,220,632
Norman Y Mineta San Jose International Airport SJC Revenue Bonds
2.91% due 03/01/35	500,000	484,714
2.81% due 03/01/34	350,000	339,140
3.27% due 03/01/40	250,000	241,268
3.29% due 03/01/41	70,000	67,233

Placentia-Yorba Linda Unified School District (Orange County, California), General Obligation Bonds, Federally Taxable Direct-Pay Qualified School Construction Bonds, Election of 2008
5.40% due 02/01/26	1,000,000	1,127,373
Cypress School District General Obligation Unlimited
6.65% due 08/01/25	660,000	717,934
California State University Revenue Bonds
3.90% due 11/01/47[6]	500,000	562,554
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26	500,000	557,084
Fremont Unified School District/Alameda County California General Obligation Unlimited
2.75% due 08/01/41	400,000	388,803
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	250,000	266,488
Coast Community College District General Obligation Unlimited
2.98% due 08/01/39	250,000	247,908
Total California		62,608,252
Texas - 11.6%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue Bonds, Taxable Build America Bonds[15]
7.09% due 01/01/42[6]	10,020,000	13,704,421
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds
3.34% due 11/15/37[6]	8,900,000	9,043,879
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.42% due 09/01/50	8,000,000	8,093,370
City of San Antonio Texas Electric & Gas Systems Revenue Bonds
2.91% due 02/01/48[6]	6,800,000	6,503,513
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50[6]	6,500,000	6,369,667
Central Texas Regional Mobility Authority Revenue Bonds
3.29% due 01/01/42[6]	5,250,000	5,145,235
3.27% due 01/01/45	1,150,000	1,097,577

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2022

	Face Amount~	Value
MUNICIPAL BONDS†† - 80.9% (continued)
Texas - 11.6% (continued)
City of Garland Texas Electric Utility System Revenue Bonds
3.15% due 03/01/51	2,400,000	$2,212,179
City of Austin Texas Rental Car Special Facility Revenue Bonds
2.86% due 11/15/42	2,200,000	2,158,211
Total Texas		54,328,052
Washington - 8.3%
Washington State University, Housing and Dining System Revenue Bonds, Taxable Build America Bonds[15]
7.40% due 04/01/41	6,675,000	9,841,197
7.10% due 04/01/32	3,325,000	4,277,594
Central Washington University Revenue Bonds
6.95% due 05/01/40	5,000,000	6,959,068
Washington State Convention Center Public Facilities District, Lodging Tax Bonds, Taxable Build America Bonds[15]
6.79% due 07/01/40	4,950,000	6,312,535
Central Washington University, System Revenue Bonds, 2010, Taxable Build America Bonds[15]
6.50% due 05/01/30	5,000,000	6,053,970
County of Pierce Washington Sewer Revenue Bonds
2.87% due 08/01/42	4,300,000	4,163,843
King County Public Hospital District No. 2 General Obligation Limited
3.11% due 12/01/44	1,100,000	1,097,327
Port of Seattle Washington Revenue Bonds
3.76% due 05/01/36	300,000	313,776
Total Washington		39,019,310
New York - 5.5%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build America Bonds[15]
8.57% due 11/01/40[6]	10,010,000	14,452,013
Port Authority of New York & New Jersey Revenue Bonds
3.14% due 02/15/51[6]	5,000,000	4,715,621
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50[6]	4,250,000	4,407,363
New York City Industrial Development Agency Revenue Bonds
2.73% due 03/01/34[6]	2,250,000	2,215,729
Total New York		25,790,726
Pennsylvania - 4.5%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A, Qualified School Construction Bonds - (Federally Taxable - Direct Subsidy)
6.00% due 09/01/30	10,330,000	12,559,753
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29	6,895,000	8,690,120
Doylestown Hospital Authority Revenue Bonds
3.95% due 07/01/24	185,000	181,641
Total Pennsylvania		21,431,514
New Jersey - 4.5%
New Jersey Turnpike Authority Revenue Bonds
7.10% due 01/01/41[6]	10,000,000	15,071,222
2.78% due 01/01/40[6]	2,500,000	2,297,600
New Jersey Educational Facilities Authority Revenue Bonds
3.51% due 07/01/42[6]	3,500,000	3,593,878
Total New Jersey		20,962,700
Illinois - 4.0%
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds, Taxable Build America Bonds[15]
6.90% due 01/01/40[6]	5,100,000	7,074,236
Illinois, General Obligation Bonds, Taxable Build America Bonds[15]
7.35% due 07/01/35[6]	5,000,000	6,044,027
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[15]
6.74% due 11/01/40[6]	2,990,000	4,122,600
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	930,000	1,083,989
6.73% due 04/01/35	200,000	236,516
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39	195,000	230,640
Total Illinois		18,792,008
Ohio - 3.7%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50[6]	8,900,000	8,205,999

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2022

	Face Amount~	Value
MUNICIPAL BONDS†† - 80.9% (continued)
Ohio - 3.7% (continued)
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds, New Clean Renewable Energy Bonds
7.33% due 02/15/28[6]	5,000,000	$6,062,021
Madison Local School District, Richland County, Ohio, School Improvement, Taxable Qualified School Construction Bonds
6.65% due 12/01/29	2,500,000	2,507,981
Toronto City School District, Ohio, Qualified School Construction Bonds General Obligation Bonds
7.00% due 12/01/28	890,000	892,743
Total Ohio		17,668,744
Alabama - 3.3%
Alabama State University, General Tuition and Fee Revenue Bonds, Taxable Direct-Pay Build America Bonds[15]
7.20% due 09/01/38[6]	5,000,000	5,019,267
7.10% due 09/01/35	3,000,000	3,012,058
7.25% due 09/01/40	2,000,000	2,007,603
Auburn University Revenue Bonds
2.68% due 06/01/50[6]	6,500,000	5,807,661
Total Alabama		15,846,589
Oklahoma - 3.3%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	10,950,000	11,977,597
Tulsa Airports Improvement Trust Revenue Bonds
3.10% due 06/01/45	3,700,000	3,419,738
Oklahoma State University Revenue Bonds
4.13% due 08/01/48	150,000	160,075
Total Oklahoma		15,557,410
West Virginia - 3.3%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds, Federally Taxable Build America Bonds 2010[15]
7.65% due 04/01/40	10,000,000	15,307,692
Georgia - 2.7%
Atlanta & Fulton County Recreation Authority Revenue Bonds
5.10% due 12/01/47[6]	6,000,000	7,508,087
Georgia Municipal Association, Inc., Certificates of Participation, DeKalb County Public Schools Project
5.21% due 12/01/22[6]	5,000,000	5,111,691
Total Georgia		12,619,778
Indiana - 2.5%
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30	8,690,000	8,723,686
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34	2,920,000	3,080,337
Total Indiana		11,804,023
Michigan - 2.4%
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39[6]	2,575,000	3,761,870
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29[6]	2,640,000	3,348,213
Fraser Public School District, Macomb County, Michigan, General Obligation Federally Taxable School Construction Bonds, 2011 School Building and Site Bonds
6.05% due 05/01/26	2,510,000	2,517,204
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26	1,000,000	1,003,933
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26	415,000	416,463
Total Michigan		11,047,683
Colorado - 1.6%
University of Colorado Revenue Bonds
2.81% due 06/01/48[6]	4,250,000	4,129,594
Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable Qualified School Construction
6.82% due 03/15/28[6]	2,500,000	3,108,582
Total Colorado		7,238,176
South Carolina - 1.5%
County of Horry South Carolina Airport Revenue Bonds, Build America Bonds,[15]
7.33% due 07/01/40	5,000,000	7,167,439

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2022

	Face Amount~	Value
MUNICIPAL BONDS†† - 80.9% (continued)
Massachusetts - 1.3%
Massachusetts Port Authority Revenue Bonds
2.72% due 07/01/42	3,400,000	$3,154,498
2.87% due 07/01/51	750,000	694,102
Massachusetts Development Finance Agency Revenue Bonds, Build America Bonds[15]
3.52% due 10/01/46[6]	2,250,000	2,124,521
Total Massachusetts		5,973,121
New Hampshire - 1.0%
New Hampshire Business Finance Authority Revenue Bonds
3.27% due 05/01/51[6]	4,800,000	4,795,370
Mississippi - 0.9%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41[6]	4,500,000	4,249,871
Louisiana - 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue Bonds
3.05% due 05/01/38[6]	2,500,000	2,502,791
Wisconsin - 0.3%
State of Wisconsin General Obligation Unlimited
2.49% due 05/01/42	1,650,000	1,509,056
District of Columbia - 0.3%
District of Columbia Water & Sewer Authority Revenue Bonds
3.53% due 10/01/44	1,250,000	1,261,256
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40	100,000	105,739
Total District of Columbia - 0.3%		1,366,995
District of Columbia Water and Sewer Authority
3.53% due 10/01/44	1,250,000	1,250,000
Minnesota - 0.1%
City of State Paul Minnesota Sales & Use Tax Revenue Tax Allocation
3.89% due 11/01/35	250,000	265,793
Arkansas - 0.1%
University of Arkansas Revenue Bonds
3.10% due 12/01/41	250,000	243,083
Total Municipal Bonds
(Cost $333,809,263)		379,346,176
CORPORATE BONDS†† - 26.7%
Financial - 10.2%
Central Storage Safety Project Trust
4.82% due 02/01/38[6,9]	6,587,840	7,343,399
Wilton RE Ltd.
6.00% †††,4,5,10	3,800,000	3,745,622
Pershing Square Holdings Ltd.
3.25% due 10/01/31	2,100,000	2,012,766
3.25% due 11/15/30[4]	1,000,000	959,776
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	2,360,000	2,351,858
Maple Grove Funding Trust I
4.16% due 08/15/51[4,6]	2,500,000	2,331,159
Kemper Corp.
3.80% due 02/23/32	2,300,000	2,313,624
Ares Finance Company IV LLC
3.65% due 02/01/52[4,6]	2,650,000	2,307,988
Liberty Mutual Group, Inc.
4.30% due 02/01/61[4,6]	2,700,000	2,220,750
Massachusetts Mutual Life Insurance Co.
3.20% due 12/01/61[4]	2,500,000	2,170,062
Blue Owl Finance LLC
4.38% due 02/15/32[4]	2,150,000	2,136,684
Home Point Capital, Inc.
5.00% due 02/01/26[4,6]	2,250,000	1,856,250
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[4,6]	1,500,000	1,443,750
National Life Insurance Co.
10.50% due 09/15/39[4,6]	900,000	1,410,597
Global Atlantic Finance Co.
4.70% due 10/15/51[4,5,6]	1,450,000	1,379,530
FS KKR Capital Corp.
3.25% due 07/15/27	1,150,000	1,104,782
4.25% due 02/14/25[4]	200,000	202,114
Stewart Information Services Corp.
3.60% due 11/15/31	1,350,000	1,303,131
Prudential Financial, Inc.
5.13% due 03/01/52[5]	1,200,000	1,216,500
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31	1,200,000	1,186,152
Kennedy-Wilson, Inc.
5.00% due 03/01/31[6]	1,150,000	1,115,874
United Wholesale Mortgage LLC
5.50% due 11/15/25[4,6]	1,100,000	1,058,750
NFP Corp.
6.88% due 08/15/28[4,6]	1,100,000	1,022,725
Keenan Fort Detrick Energy LLC
4.17% due 11/15/48[4,6]	1,000,000	975,928
QBE Insurance Group Ltd.
5.88% [4,5,10]	650,000	670,313
Hunt Companies, Inc.
5.25% due 04/15/29[4,6]	600,000	574,312
Jane Street Group / JSG Finance, Inc.
4.50% due 11/15/29[4,6]	550,000	536,250
HUB International Ltd.
5.63% due 12/01/29[4]	550,000	522,500
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[4]	300,000	285,000
Total Financial		47,758,146
Consumer, Cyclical - 4.9%
Delta Air Lines, Inc.
7.00% due 05/01/25[4,6]	5,400,000	5,999,561

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2022

	Face Amount~	Value
CORPORATE BONDS†† - 26.7% (continued)
Consumer, Cyclical - 4.9% (continued)
Marriott International, Inc.
2.85% due 04/15/31[6]	2,930,000	$2,792,711
5.75% due 05/01/25[6]	320,000	350,197
JetBlue Class A Pass Through Trust
4.00% due 11/15/32	2,242,951	2,365,492
United Airlines, Inc.
4.63% due 04/15/29[4,6]	2,200,000	2,146,089
British Airways Class A Pass Through Trust
4.25% due 11/15/32[4,6]	1,242,872	1,307,533
Hyatt Hotels Corp.
5.75% due 04/23/30[6]	1,100,000	1,267,994
Aramark Services, Inc.
6.38% due 05/01/25[4,6]	1,150,000	1,190,825
5.00% due 02/01/28[4]	70,000	70,125
JB Poindexter & Company, Inc.
7.13% due 04/15/26[4,6]	1,000,000	1,038,000
Air Canada
4.63% due 08/15/29[4]	CAD 1,050,000	808,849
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[4,6]	600,000	626,661
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[4,6]	600,000	598,500
Wabash National Corp.
4.50% due 10/15/28[4]	500,000	474,225
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[4,6]	450,000	455,625
Vail Resorts, Inc.
6.25% due 05/15/25[4,6]	400,000	412,000
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[4]	300,000	285,000
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[4,6]	250,000	238,437
Station Casinos LLC
4.63% due 12/01/31[4,6]	200,000	188,500
Boyne USA, Inc.
4.75% due 05/15/29[4,6]	150,000	147,375
Yum! Brands, Inc.
7.75% due 04/01/25[4]	100,000	104,195
Boyd Gaming Corp.
8.63% due 06/01/25[4,6]	88,000	92,620
Total Consumer, Cyclical		22,960,514
Consumer, Non-cyclical - 3.8%
Beth Israel Lahey Health, Inc.
3.08% due 07/01/51[6]	2,500,000	2,239,071
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	1,901,322
US Foods, Inc.
6.25% due 04/15/25[4,6]	1,300,000	1,344,590
4.75% due 02/15/29[4,6]	350,000	346,220
Amgen, Inc.
4.40% due 02/22/62	1,200,000	1,261,682
Altria Group, Inc.
3.70% due 02/04/51[6]	1,500,000	1,226,014
Post Holdings, Inc.
4.50% due 09/15/31[4,6]	1,300,000	1,204,125
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
4.38% due 02/02/52[4]	1,200,000	1,073,040
Sotheby's
7.38% due 10/15/27[4,6]	1,000,000	1,041,310
CPI CG, Inc.
8.63% due 03/15/26[4,6]	1,000,000	950,940
BCP V Modular Services Finance II plc
6.13% due 10/30/28[4]	GBP 750,000	937,343
Baylor College of Medicine
5.26% due 11/15/46	600,000	715,710
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[4,6]	600,000	599,616
Sotheby's/Bidfair Holdings, Inc.
5.88% due 06/01/29[4]	500,000	495,000
Mozart Debt Merger Sub, Inc.
5.25% due 10/01/29[4]	450,000	429,750
Grifols Escrow Issuer S.A.
4.75% due 10/15/28[4,6]	450,000	425,250
Sabre GLBL, Inc.
9.25% due 04/15/25[4,6]	300,000	338,328
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[4,6]	350,000	329,000
OhioHealth Corp.
2.83% due 11/15/41	300,000	276,554
Rent-A-Center, Inc.
6.38% due 02/15/29[4,6]	250,000	239,375
Performance Food Group, Inc.
6.88% due 05/01/25[4]	225,000	233,156
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[4,6]	260,000	220,012
Total Consumer, Non-cyclical		17,827,408
Industrial - 2.9%
Boeing Co.
5.81% due 05/01/50[6]	4,000,000	4,752,036
New Enterprise Stone & Lime Company, Inc.
5.25% due 07/15/28[4]	700,000	680,750
9.75% due 07/15/28[4,6]	575,000	593,687
Artera Services LLC
9.03% due 12/04/25[4,6]	1,050,000	1,052,835
Cellnex Finance Company S.A.
3.88% due 07/07/41[4,6]	1,250,000	1,043,862
Dyal Capital Partners IV
3.65% due 02/22/41†††	1,000,000	946,319
JELD-WEN, Inc.
6.25% due 05/15/25[4,6]	850,000	874,438

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2022

	Face Amount~	Value
CORPORATE BONDS†† - 26.7% (continued)
Industrial - 2.9% (continued)
Deuce FinCo plc
5.50% due 06/15/27	GBP 500,000	$642,868
Cleaver-Brooks, Inc.
7.88% due 03/01/23[4,6]	650,000	625,124
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[4,6]	600,000	619,440
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[4,6]	600,000	612,000
Howmet Aerospace, Inc.
6.88% due 05/01/25[6]	350,000	385,484
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[4,6]	400,000	375,120
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[4,6]	300,000	300,429
Total Industrial		13,504,392
Communications - 2.3%
FactSet Research Systems, Inc.
3.45% due 03/01/32	2,250,000	2,260,497
British Telecommunications plc
4.88% due 11/23/81[4,5,6]	1,700,000	1,632,000
Corning, Inc.
4.38% due 11/15/57[6]	1,200,000	1,253,957
Altice France S.A.
5.50% due 10/15/29[4,6]	900,000	824,625
5.13% due 07/15/29[4]	350,000	316,750
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[4,6]	1,150,000	1,105,150
McGraw-Hill Education, Inc.
8.00% due 08/01/29[4]	850,000	778,209
5.75% due 08/01/28[4]	300,000	284,745
Vodafone Group plc
5.13% due 06/04/81[5]	1,100,000	981,750
UPC Broadband Finco BV
4.88% due 07/15/31[4,6]	700,000	668,500
Level 3 Financing, Inc.
5.38% due 05/01/25[6]	572,000	574,082
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	200,000	198,000
CSC Holdings LLC
5.25% due 06/01/24	100,000	101,375
Total Communications		10,979,640
Energy - 1.7%
Valero Energy Corp.
4.00% due 06/01/52	2,450,000	2,337,505
Occidental Petroleum Corp.
7.00% due 11/15/27[6]	2,000,000	2,174,976
ITT Holdings LLC
6.50% due 08/01/29[4]	1,250,000	1,171,875
NuStar Logistics, LP
6.38% due 10/01/30[6]	1,000,000	1,013,080
Midwest Connector Capital Company LLC
4.63% due 04/01/29[4,6]	450,000	465,485
Parkland Corp.
4.63% due 05/01/30[4]	300,000	283,875
Buckeye Partners, LP
4.35% due 10/15/24[6]	250,000	250,438
CVR Energy, Inc.
5.75% due 02/15/28[4,6]	125,000	117,813
Cheniere Corpus Christi Holdings LLC
7.00% due 06/30/24	100,000	108,140
Total Energy		7,923,187
Technology - 0.6%
Oracle Corp.
3.95% due 03/25/51[6]	1,100,000	1,007,645
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31	800,000	777,120
NCR Corp.
5.13% due 04/15/29[4,6]	500,000	494,375
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.75% due 03/01/25[4,6]	300,000	298,650
Total Technology		2,577,790
Basic Materials - 0.3%
EverArc Escrow SARL
5.00% due 10/30/29[4]	700,000	647,500
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[4]	600,000	599,046
Arconic Corp.
6.00% due 05/15/25[4,6]	200,000	206,000
Mirabela Nickel Ltd.
due 06/24/19[9,11]	96,316	4,816
Total Basic Materials		1,457,362
Total Corporate Bonds
(Cost $126,994,906)		124,988,439
SENIOR FLOATING RATE INTERESTS††,8 - 12.3%
Consumer, Cyclical - 3.0%
FR Refuel LLC
5.50% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 11/08/28†††	1,280,833	1,268,025
MB2 Dental Solutions LLC
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	950,483	934,912
7.11% ((3 Month USD LIBOR + 6.00%) and (Commercial Prime Lending Rate + 6.00%), Rate Floor: 7.00%) due 01/29/27†††	313,327	308,194
Pacific Bells, LLC
5.00% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 11/10/28	1,237,113	1,227,068
Zephyr Bidco Ltd.
5.23% (1 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP 900,000	1,180,788

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2022

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,8 - 12.3% (continued)
Consumer, Cyclical - 3.0% (continued)
SP PF Buyer LLC
4.71% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	1,187,786	$1,136,806
First Brands Group LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 03/30/27	1,141,375	1,132,815
CCRR Parent, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/06/28	992,500	986,297
TTF Holdings Intermediate LLC
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/31/28†††	932,500	927,838
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	910,255	870,431
NFM & J LLC
6.75% (1 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 11/23/27†††	748,563	740,720
EnTrans International LLC
6.21% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	782,571	733,661
PetSmart Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	597,000	593,645
ImageFIRST Holdings LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 04/27/28	597,333	588,373
Camin Cargo Control, Inc.
7.50% (1 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 06/04/26†††	497,500	492,525
WESCO
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††	480,576	479,667
Sovos Brands Intermediate, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 06/08/28	207,241	206,102
BRE/Everbright M6 Borrower LLC
5.75% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 09/09/26	149,625	149,001
Landrys, Inc.
13.00% (1 Month USD LIBOR + 12.00%, Rate Floor: 13.00%) due 10/04/23†††	100,000	106,000
Total Consumer, Cyclical		14,062,868
Consumer, Non-cyclical - 2.7%
Mission Veterinary Partners
4.75% (2 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28	1,246,875	1,237,523
Quirch Foods Holdings LLC
5.50% ((1 Month USD LIBOR + 4.50%) and (3 Month USD LIBOR + 4.50%), Rate Floor: 5.50%) due 10/27/27	1,238,622	1,235,526
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	1,336,500	1,232,734
National Mentor Holdings, Inc.
4.50% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 4.50%) due 03/02/28	1,193,040	1,167,521
Blue Ribbon LLC
6.75% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	1,128,438	1,115,043
Women's Care Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28	1,094,500	1,089,027
PetIQ LLC
4.75% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 04/13/28	1,094,500	1,086,291
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	992,775	986,263
LaserAway Intermediate Holdings II LLC
6.50% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.50%) due 10/14/27†††	850,000	841,500
Florida Food Products LLC
5.75% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 10/18/28	650,000	633,750
Southern Veterinary Partners LLC
5.00% (6 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	596,985	594,376

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2022

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,8 - 12.3% (continued)
Consumer, Non-cyclical - 2.7% (continued)
Endo Luxembourg Finance Company I SARL
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 03/27/28	595,500	$574,521
Gibson Brands, Inc.
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 08/11/28†††	500,000	495,000
Zep, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/12/24	395,161	382,318
Total Consumer, Non-cyclical		12,671,393
Industrial - 2.4%
CapStone Acquisition Holdings, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/12/27	1,974,752	1,972,283
Waterlogic USA Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/17/28	1,243,750	1,235,454
Arcline FM Holdings LLC
5.50% (6 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28	1,197,000	1,188,777
Dispatch Terra Acquisition LLC
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28	1,144,250	1,135,668
DXP Enterprises, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/23/27	990,000	980,516
Merlin Buyer, Inc.
4.50% (1 Month USD Term SOFR + 4.00%, Rate Floor: 4.50%) due 12/10/28†††	750,000	742,500
DG Investment Intermediate Holdings 2, Inc.
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 03/31/28	746,275	739,185
Aegion Corp.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 05/17/28	598,500	597,752
YAK MAT (YAK ACCESS LLC)
10.21% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	851,051	530,843
Michael Baker International LLC
5.75% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 12/01/28	500,000	497,500
PECF USS Intermediate Holding III Corp.
4.76% ((1 Month USD LIBOR + 4.25%) and (3 Month USD LIBOR + 4.25%), Rate Floor: 4.75%) due 12/15/28	500,000	496,955
STS Operating, Inc. (SunSource)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	386,662	382,796
Bhi Investments LLC
5.25% ((3 Month USD LIBOR + 4.25%) and (6 Month USD LIBOR + 4.25%), Rate Floor: 5.25%) due 08/28/24	345,702	338,788
Integrated Power Services Holdings, Inc.
5.50% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 11/22/28†††	139,024	137,634
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 11/18/28†††	26,707	26,440
ILPEA Parent, Inc.
5.25% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 06/22/28	148,875	148,875
Pro Mach Group, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/31/28	140,363	140,012
Total Industrial		11,291,978
Technology - 1.7%
Sitecore Holding III A/S
7.75% (3 Month EURIBOR + 7.00%, Rate Floor: 7.00%) (in-kind rate was 0.75%) due 03/12/26†††,12	EUR 632,253	700,638
7.50% (3 Month USD LIBOR + 7.00%, Rate Floor: 7.50%) due 03/12/26†††	511,008	504,838
Transact Holdings, Inc.
4.96% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 04/30/26	1,184,136	1,174,521
Planview Parent, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27	1,138,500	1,126,637
Aston FinCo SARL
4.99% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 10/09/26	GBP 796,000	1,053,087
Atlas CC Acquisition Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28	995,000	989,557

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2022

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,8 - 12.3% (continued)
Technology - 1.7% (continued)
Polaris Newco LLC
3.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/04/26†††	1,057,500	$944,786
Misys Ltd.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	414,490	408,124
Datix Bidco Ltd.
8.21% (6 Month GBP LIBOR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	GBP 300,000	400,218
24-7 Intouch, Inc.
4.96% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25†††	389,992	384,630
Sitecore USA, Inc.
7.50% (3 Month USD LIBOR + 7.00%, Rate Floor: 7.50%) due 03/12/26†††	250,195	247,175
Taxware Holdings (Sovos Compliance LLC)
5.00% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 08/11/28	213,185	212,829
Total Technology		8,147,040
Financial - 1.4%
Jones Deslauriers Insurance Management, Inc.
5.00% (3 Month Canada Banker Acceptance + 4.25%, Rate Floor: 5.00%) due 03/27/28	CAD 2,015,815	1,546,883
8.24% (3 Month Canada Banker Acceptance + 7.50%, Rate Floor: 8.00%) due 03/26/29	CAD 750,000	588,846
HighTower Holding LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	1,097,250	1,088,746
Teneo Holdings LLC
6.25% (1 Month USD Term SOFR + 5.25%, Rate Floor: 6.25%) due 07/11/25	992,386	982,214
Franchise Group, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	815,445	813,406
Franchise Group, Inc.
5.29% (1 Month USD Term SOFR + 4.90%, Rate Floor: 4.90%) due 11/22/23†††	707,745	704,206
Eisner Advisory Group
6.00% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.00%) due 07/28/28	349,125	347,379
Cross Financial Corp.
4.81% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 09/15/27	298,500	297,381
Total Financial		6,369,061
Communications - 0.5%
FirstDigital Communications LLC
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 12/17/26†††	1,250,000	1,240,661
Syndigo LLC
5.25% (6 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27	1,141,375	1,132,815
Houghton Mifflin Co.
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	12,691	12,654
Total Communications		2,386,130
Utilities - 0.3%
Hamilton Projects Acquiror LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 06/17/27	1,096,090	1,086,160
Oregon Clean Energy LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/02/26	220,362	201,631
Total Utilities		1,287,791
Basic Materials - 0.2%
NIC Acquisition Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	694,750	670,434
Energy - 0.1%
Matador Bidco SARL
4.96% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 10/15/26	491,250	490,459
Total Senior Floating Rate Interests
(Cost $57,908,293)		57,377,154
ASSET-BACKED SECURITIES†† - 4.8%
Infrastructure - 2.0%
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[4]	5,000,000	5,009,500
VB-S1 Issuer LLC
2020-1A, 6.66% due 06/15/50[4]	4,000,000	4,507,540
Total Infrastructure		9,517,040
Collateralized Loan Obligations - 1.3%
ABPCI Direct Lending Fund IX LLC
2021-9A, 2.77% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 11/18/31[4,8]	2,500,000	2,499,973

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2022

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 4.8% (continued)
Collateralized Loan Obligations - 1.3% (continued)
ABPCI Direct Lending Fund CLO II LLC
2021-1A, 3.40% (3 Month USD LIBOR + 3.15%, Rate Floor: 3.15%) due 04/20/32[4,8]	1,000,000	$1,002,616
Venture XX CLO Ltd.
2015-20A, 6.54% (3 Month USD LIBOR + 6.30%, Rate Floor: 6.30%) due 04/15/27[4,8]	900,000	900,000
First Eagle Clarendon Fund CLO LLC
2015-1A, 4.61% (3 Month USD LIBOR + 4.35%, Rate Floor: 0.00%) due 01/25/27[4,8]	490,230	490,204
WhiteHorse X Ltd.
2015-10A, 5.54% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[4,8]	501,931	455,965
WhiteHorse VIII Ltd.
2014-1A, 4.87% (3 Month USD LIBOR + 4.55%, Rate Floor: 0.00%) due 05/01/26[4,8]	500,000	428,617
BNPP IP CLO Ltd.
2014-2A, 5.55% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%) due 10/30/25[4,8]	266,021	217,871
Staniford Street CLO Ltd.
2014-1A, 3.70% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 06/15/25[4,8]	135,665	135,914
Total Collateralized Loan Obligations		6,131,160
Transport-Aircraft - 0.9%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[4,13]	1,273,616	1,263,258
Sprite Ltd.
2021-1, 3.75% due 11/15/46[4]	1,221,588	1,172,685
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[4]	1,067,117	1,042,151
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[4]	741,366	769,136
Total Transport-Aircraft		4,247,230
Financial - 0.6%
Thunderbird A Funded
due 03/01/37	1,050,000	1,062,736
Lightning A Funded
due 03/01/37	1,050,000	1,062,737
KKR Core Holding Company LLC
4.00% due 08/12/31†††	633,864	630,182
Total Financial		2,755,655
Total Asset-Backed Securities
(Cost $21,527,663)		22,651,085
FOREIGN GOVERNMENT DEBT†† - 0.3%

Panama Government International Bond
4.50% due 01/19/63	1,250,000	1,188,325
Total Foreign Government Debt
(Cost $1,242,195)		1,188,325
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 0.1%
Military Housing - 0.1%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.70% (WAC) due 11/25/55†††,4,8,14	6,969,256	517,816
2015-R1, 5.94% (WAC) due 11/25/52†††,8,9	88,462	87,108
Total Military Housing		604,924
Total Collateralized Mortgage Obligations
(Cost $638,660)		604,924
Total Investments - 144.4%
(Cost $637,500,920)		$ 676,897,566
	Contracts
LISTED OPTIONS WRITTEN† - (0.0)%
Call Options on:
Equity Options
Figs, Inc. Expiring December 2022 with strike price of $55.00 (Notional Value $4,929)	3	(90)
Figs, Inc. Expiring December 2022 with strike price of $50.00 (Notional Value $4,929)	3	(112)
Total Listed Options Written		(202)
(Premiums received $6,332)
Other Assets & Liabilities, net - (44.4)%		(208,213,191)
Total Net Assets - 100.0%		$ 468,684,173

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2022

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	GBP	Sell	3,180,000	4,303,780 USD	03/16/22	$37,410
Barclays Bank plc	EUR	Sell	631,000	721,899 USD	03/16/22	13,645
JPMorgan Chase Bank, N.A.	CAD	Buy	56,000	43,945 USD	03/16/22	247
Goldman Sachs International	CAD	Sell	3,808,000	3,002,880 USD	03/16/22	(2,138)
						$49,164

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
1	Special Purpose Acquisition Company (SPAC).
2	Security represents cover for outstanding options.
3	Affiliated issuer.
4	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $92,869,264 (cost $94,314,928), or 19.8% of total net assets.
5	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
6	All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements. As of February 28, 2022, the total value of securities segregated was $229,093,062.
7	Zero coupon rate security.
8	Variable rate security. Rate indicated is the rate effective at February 28, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
9	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $7,435,323 (cost $6,986,873), or 1.6% of total net assets — See Note 6.
10	Perpetual maturity.
11	Security is in default of interest and/or principal obligations.
12	Payment-in-kind security.
13	Security is a step down bond with a 3.97% coupon rate until November 14, 2026. Future rate will be 2.00% commencing on November 15, 2026.
14	Security is an interest-only strip.
15	Taxable municipal bond issued as part of the Build America Bond program.

CAD — Canadian Dollar
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2022

The following table summarizes the inputs used to value the Trust's investments at February 28, 2022 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$ 8,839,227	$ —	$ 62,989	$ 8,902,216
Preferred Stocks	—	10,410,240	—	10,410,240
Warrants	97,990	—	—	97,990
Closed-End Funds	71,331,017	—	—	71,331,017
Municipal Bonds	—	379,346,176	—	379,346,176
Corporate Bonds	—	120,296,498	4,691,941	124,988,439
Senior Floating Rate Interests	—	44,749,047	12,628,107	57,377,154
Asset-Backed Securities	—	22,020,903	630,182	22,651,085
Foreign Government Debt	—	1,188,325	—	1,188,325
Collateralized Mortgage Obligations	—	—	604,924	604,924
Forward Foreign Currency Exchange Contracts**	—	51,302	—	51,302
Total Assets	$ 80,268,234	$ 578,062,491	$ 18,618,143	$ 676,948,868

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Options Written	$ 202	$ —	$ —	$ 202
Forward Foreign Currency Exchange Contracts**	—	2,138	—	2,138
Unfunded Loan Commitments (Note 5)	—	—	241,237	241,237
Total Liabilities	$ 202	$ 2,138	$ 241,237	$ 243,577

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $161,976,562 are categorized as Level 2 within the disclosure hierarchy — See Note 2.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at February 28, 2022	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$630,182	Yield Analysis	Yield	4.3%	—
Collateralized Mortgage Obligations	604,924	Option Adjusted Spread off third party pricing	Vendor Price	—	—
Common Stocks	62,989	Enterprise Value	Valuation Multiple	2.8x-10.7x	7.1x
Corporate Bonds	3,745,622	Option Adjusted Spread off third party pricing	Vendor Price	—	—
Corporate Bonds	946,319	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Senior Floating Rate Interests	6,126,298	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	5,557,023	Yield Analysis	Yield	4.9%-8.4%	6.7%
Senior Floating Rate Interests	944,786	Model Price	Purchase Price	—	—
Total Assets	$18,618,143
Liabilities:
Unfunded Loan Commitments	$241,237	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, or valuation multiple would generally result in significant changes in the fair value of the security.

The Trust’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended February 28, 2022, the Trust had securities with a total value of $604,924 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $4,219,021 transfer out of Level 3 into Level 2 due to the availability of current reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2022

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended February 28, 2022:

	Assets						Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$ -	$ -	$ 5,054,440	$13,573,617	$ 70,029	$18,698,086	$(237,108)
Purchases/(Receipts)	640,000	-	-	9,284,720	-	9,924,720	(604,156)
(Sales, maturities and paydowns)/Fundings	(6,135)	-	-	(5,733,966)	(26,627)	(5,766,728)	261,499
Amortization of premiums/discounts	-	-	-	69,414	-	69,414	4,487
Total realized gains (losses) included in earnings	-	-	-	82,111	26,627	108,738	399,149
Total change in unrealized appreciation (depreciation) included in earnings	(3,683)	-	(362,499)	(428,768)	(7,040)	(801,990)	(65,108)
Transfers into Level 3	-	604,924	-	-	-	604,924	-
Transfers out of Level 3	-	-	-	(4,219,021)	-	(4,219,021)	-
Ending Balance	$ 630,182	$ 604,924	$ 4,691,941	$12,628,107	$ 62,989	$18,618,143	$(241,237)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at February 28, 2022	$ (3,683)	$ -	$(362,499)	$(32,607)	$ (7,040)	$(405,830)	$ 53,992

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended February 28, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 05/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 02/28/22	Shares 02/28/22
Common Stocks
BP Holdco LLC*	$5,507	$–	$–	$–	$5,505	$11,012	15,619
Targus Group International Equity, Inc.*	41,460	–	–	–	6,222	47,682	17,838
	$46,967	$–	$–	$–	$11,727	$58,694

*	Non-income producing security.

NOTES TO FINANCIAL STATEMENT (Unaudited)	February 28, 2022

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

For information on the Trust’s other significant accounting policies, please refer to the Trust’s most recent semi-annual or annual shareholder report.

Significant Accounting Policies

The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Trust's securities and/or other assets.

Valuations of the Trust's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Trust's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC ("GFIA" or the "Adviser"), are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

NOTES TO FINANCIAL STATEMENT (Unaudited)	February 28, 2022

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

The Trust may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the Trust raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Trust invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Trust utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

NOTES TO FINANCIAL STATEMENT (Unaudited)	February 28, 2022

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.

The Trust utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Options Purchased and Written

 A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that a Trust may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Trust may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Trust may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Trust may be at risk because of the counterparty’s inability to perform.

NOTES TO FINANCIAL STATEMENT (Unaudited)	February 28, 2022

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Trust may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Trust is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Trust uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Trust as collateral.

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of theTrust’s assets.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Trust’s indirect and direct exposure to foreign currencies subjects the Trust to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Trust may incur transaction costs in connection with conversions between various currencies. The Trust may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Trust may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Trust.

Note 3 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

NOTES TO FINANCIAL STATEMENT (Unaudited)	February 28, 2022

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Federal Income Tax Information

The Trust intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Trust from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Trust's tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust's financial statements. The Trust's U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At February 28, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$637,494,588	$54,401,882	$ (14,949,942)	$39,451,940

Note 5 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of February 28, 2022. The Trust is obligated to fund these loan commitments at the borrower’s discretion.

NOTES TO FINANCIAL STATEMENT (Unaudited)	February 28, 2022

The unfunded loan commitments as of February 28, 2022, were as follows:

Borrower	Maturity Date		Face Amount*	Value
CapStone Acquisition Holdings, Inc.	11/12/27		$206,272	$258
Facilities Group	11/23/27		251,437	2,634
FR Refuel LLC	11/08/28		169,167	1,692
Integrated Power Services Holdings, Inc.	11/18/28		34,268	343
Jones Deslauriers Insurance Management, Inc.	03/26/29	CAD	75,000	296
KKR Core Holding Company LLC	07/15/31		960,000	–
MB2 Dental Solutions LLC	01/29/27		255,145	4,180
National Mentor Holdings, Inc.	03/02/28		49,133	197
Pacific Bells, LLC	11/10/28		12,887	104
Polaris Newco LLC	06/04/26		1,292,500	137,762
Pro Mach Group, Inc.	08/31/28		9,637	–
Taxware Holdings (Sovos Compliance LLC)	08/11/28		36,815	61
Thunderbird A	03/01/37		11,900,000	–
Vertical (TK Elevator)	01/29/27	EUR	1,000,000	93,710
				$241,237

* The face amount is denominated in U.S. dollars unless otherwise indicated.

CAD - Canadian Dollar

EUR - Euro

Note 6– Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Central Storage Safety Project Trust
4.82% due 02/01/38[1]	02/02/18	$6,811,194	$7,343,399
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 5.94% (WAC) due 11/25/52[2]	09/10/19	88,462	87,108
Mirabela Nickel Ltd.
due 06/24/19[3]	12/31/13	87,217	4,816
		$6,986,873	$7,435,323

1	All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements.
2	Variable rate security. Rate indicated is the rate effective at February 28, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
3	Security is in default of interest and/or principal obligations.

Note 7 – COVID-19

The outbreak of COVID-19 and the recovery response causes at times disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded to this situation with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. Recently, the U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Trust’s investments and the performance of the Trust. These actions also contribute to a risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Trust will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

OTHER INFORMATION (Unaudited)	February 28, 2022

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications defined by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.